EXHIBHT 10.54


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

             This fourth Amendment, dated as of July 3, 1997, is made by and among CAPITAL ASSOCIATES INTERNATIONAL, INC., a Colorado Corporation (the "Borrower") and each of the financial institutions appearing on the signature pages hereof (herein collectively the "Lenders" and individually each called a "Lender") and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association, in its separate capacity as agent for the Lenders (in such capacity, the "Agent") and NORWEST EQUIPMENT FINANCE, INC., a Minnesota corporation, in its separate capacity as collateral agent for the Lenders (in such capacity, the "Collateral Agent").

                                    RECITALS

         A. Norwest Bank Colorado, National Association (in its capacity as Lender hereunder "Norwest Colorado"), Norwest Equipment Finance, Inc. (in its capacity as Lender hereunder, "NEFI"), First National Bank of Boston ("First Boston") and The Sumitomo Bank, Limited ("Sumitomo"), the Agent, the Collateral Agent and the Borrower have entered into a Credit and Security Agreement dated as of November 30, 1994, as amended by a First Amendment to Credit Agreement and Notes dated November 30, 1995, an Assumption Certificate dated February 28, 1995, a Second Amendment to Credit Agreement and Notes dated January 31, 1996 and a Third Amendment to Credit Agreement dated as of November 27, 1996 ( as amended, the "Credit Agreement"). Capitalized terms used in these Recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

         B. Pursuant to the Credit Agreement, the Borrower executed and delivered the following promissory notes: (i) a Working Capital Note dated November 27, 1996 in the original principal amount of $2,500,000 payable to the order of Norwest Colorado, (ii) a Warehousing Note dated November 27, 1996 in the original principal amount of $2,967,591.10 payable to the order of Norwest Colorado, (iii) a Term Note dated November 27, 1996 in the original principal amount of $782,408.90 payable to the order of Norwest Colorado, (iv) a Warehousing Note dated November 27, 1996 in the original principal amount of $5,467,591.10 payable to the order of NEFI, (v) a Term Note dated November 27, 1996 in the original principal amount of $782,408.90 payable to the order of NEFI, (vi) a Working Capital Note dated November 27, 1996 in the original principal amount of $2,500,000 payable to the order of First Boston, (vii) a Warehousing Note dated November 27, 1996 in the original principal amount of $8,435,186.90 payable to the order of First Boston, (viii) a Term Note dated as of November 27, 1996 in the original principal amount of $1,564,813.10 payable to the order of First Boston, (ix) a Working Capital Note dated November 27, 1996 in the original principal amount of $2,500,000 payable to the order of Sumitomo, (x) a Warehousing Note dated November 27, 1996 in the original principal amount of $5,935,186.10 payable to the order of Sumitomo, and (xi) a

Term Note dated November 27, 1996 in the original principal amount of $1,564,813.10 payable to the order of Sumitomo (collectively, the "Notes").

         C. The Borrower has requested that the due date for accrued interest on Libo Advances and Libo Term Loans be amended. The Lenders are willing to accommodate the Borrower's requests, pursuant to the terms and conditions set forth in this Fourth Amendment.

             NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, it is agreed as follows:

             1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used in this Fourth Amendment which are defined in the Credit Agreement shall have the same meanings given to them in the Credit Agreement.

             2.  AMENDMENT OF CREDIT AGREEMENT DEFINITIONS.

             (a)  Section 2.11 of the Credit Agreement is amended as follows:

             "Section 2.11 INTEREST DUE DATES. Accrued interest on each Floating Rate Term Loan shall be payable in arrears on the last day of each month and at maturity. Accrued interest on each LIBO Term Loan shall be payable on the last day of the Interest Period relating to such LIBO Term Loan; PROVIDED, HOWEVER, that if any such Interest Period is longer than three (3) months, interest shall be payable monthly in arrears on the last day of each three (3) month period after the commencement of such Interest Period and on the last day of such Interest Period."

             (b)  Section 4.11 of the Credit Agreement is amended as follows:

                  "Section 4.11 INTEREST DUE DATES. Accrued interest on each Floating Rate Warehousing Advance shall be payable in arrears on the last day of each month and at maturity. Accrued interest on each LIBO Advance shall be payable on the last day of the Interest Period relating to such LIBO Advance; PROVIDED, HOWEVER, that if any such Interest Period is longer than three (3) months, interest shall be payable monthly in arrears on the last day of each three (3) month period after the commencement of such Interest Period and on the last day of such Interest Period."

             3. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding anything to the contrary contained herein or in any other instrument executed by the Borrower, the Guarantors, any Lender, the Agent or the Collateral Agent, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Lenders' agreement with respect to modification of any of the Loan

Documents. The Borrower acknowledges and agrees that no express or implied consent to any additional or further amendments or modifications of any of the Loan Documents shall be inferred or implied by the execution and delivery of this Amendment. Further, execution of this Amendment shall not constitute a waiver (either express or implied) of any requirement set forth in the Credit Agreement for the express written approval of the Lenders or Required Lenders, as the case may be, for any other or future modifications or amendments of the Loan Documents, and no such further approval (either express or implied) has been given with respect thereto as of the date of this Amendment.

             4. CONDITIONS PRECEDENT. This Fourth Amendment shall be effective when the Agent has received:

             (a) an original of this Fourth Amendment, duly executed on behalf of the Borrower, each Lender, the Agent and the Collateral Agent;

             (b) the Acknowledgment and Agreement of Guarantors set forth at the end of this Fourth Amendment, duly executed by each Guarantor; and

             (c) such other matters as the Agent may reasonably require.

             5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders as follows:

             (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by any applicable bankruptcy, insolvency or similar laws now or hereafter in effect affecting creditors' rights generally.

             (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

             (c) All of the representations and warranties contained in the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

             6. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended by this Fourth Amendment and any and all references in the Security Documents or any other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Fourth Amendment.

             7. NO WAIVER. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

             8. RELEASE. The Borrower, and each Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, hereby absolutely and unconditionally release and forever discharge each Lender, the Agent and the Collateral Agent and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

             9. COSTS AND EXPENSES. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Agent on demand for all costs and expenses incurred by the Agent in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Agent for the services performed by such counsel in connection with the preparation of this Fourth Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Agent may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

             10. MISCELLANEOUS. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

              IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be duly executed as of the date first written above.



                                         CAPITAL ASSOCIATES
                                           INTERNATIONAL, INC.


                                         By  /s/Anthony M. DiPaolo
                                             ---------------------------------
                                             Anthony M. DiPaolo
                                             Its Senior Vice President





                                         NORWEST BANK COLORADO,
                                           NATIONAL ASSOCIATION,
                                           as Agent and a Lender


                                         By  /s/Sandra A. Sauer
                                             ---------------------------------
                                             Sandra A. Sauer
                                             Its Vice President





                                         NORWEST EQUIPMENT FINANCE, INC.
                                         as Collateral Agent and a Lender



                                         By  /s/Judy I. VanOsdel
                                             --------------------------------
                                             Judy I. VanOsdel
                                             Its Vice President

                                         THE SUMITOMO BANK, LIMITED,
                                         as a Lender


                                         By  /s/Judith M. Bresnen
                                             ---------------------------------
                                             Judith M. Bresnen
                                             Its Vice President





                                         FIRST NATIONAL BANK OF BOSTON,
                                         as a Lender



                                         By  /s/Deirdre M. Holland
                                             ---------------------------------
                                             Deirdre M. Holland
                                             Its Vice President

                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS



                  Each of the undersigned, a guarantor of the indebtedness of Capital Associates International, Inc. (the "Borrower") to the Lenders described in the foregoing Fourth Amendment (the "Lenders") pursuant to their separate Guaranties dated as of November 30, 1994 for each of the undersigned other than CAI Equipment Leasing V Corp., whose Guaranty is dated as of November 27, 1996 (each a "Guaranty"), hereby acknowledges receipt of the foregoing Fourth Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 8 of the Fourth Amendment) and execution thereof; (iii) reaffirms its obligations to the Lenders pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lenders may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the Borrower's present and future indebtedness to the Lenders.


                                         CAPITAL ASSOCIATES, INC.


                                         By  /s/Anthony M. DiPaolo
                                             ---------------------------------
                                             Anthony M. DiPaolo
                                             Its Senior Vice President



                                         CAI EQUIPMENT LEASING I CORP.


                                         By  /s/Anthony M. DiPaolo
                                             ---------------------------------
                                             Anthony M. DiPaolo
                                             Its Senior Vice President


                                         CAI EQUIPMENT LEASING III CORP.


                                         By  /s/Anthony M. DiPaolo
                                             ---------------------------------
                                             Anthony M. DiPaolo
                                             Its Senior Vice President

                                         CAI EQUIPMENT LEASING IV CORP.


                                         By  /s/Anthony M. DiPaolo
                                             ---------------------------------
                                             Anthony M. DiPaolo
                                             Its Senior Vice President


                                         CAI PARTNERS MANAGEMENT
                                             COMPANY

                                         By  /s/Anthony M. DiPaolo
                                             ---------------------------------
                                             Anthony M. DiPaolo
                                             Its Senior Vice President


                                         CAPITAL EQUIPMENT CORPORATION

                                         By  /s/Anthony M. DiPaolo
                                             ---------------------------------
                                             Anthony M. DiPaolo
                                             Its Senior Vice President


                                         CAI LEASE SECURITIZATION I CORP.


                                         By  /s/Anthony M. DiPaolo
                                             ---------------------------------
                                             Anthony M. DiPaolo
                                             Its Senior Vice President


                                         CAI EQUIPMENT LEASING V CORP.


                                         By  /s/Anthony M. DiPaolo
                                             ---------------------------------
                                             Anthony M. DiPaolo
                                             Its Senior Vice President